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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                     Form 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): October 24, 1997

                       BRILLIANT DIGITAL ENTERTAINMENT, INC.
                (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       0-21637              95-4592204
(State or Other Jurisdiction       (Commission          (IRS Employer
 of Incorporation)                  File Number)        Identification No.)



                      6355 Topanga Canyon Boulevard, Suite 120
                          Woodland Hills, California 91367
                      (Address of Principal Executive Offices)

                                   (818)346-3653
                          (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS.

     Reference is made to the press release of the Registrant, dated October 24, 1997 (the "Press Release"), relating to the Registrant's relationship with Packard Bell NEC, which meets the requirements of this Form 8-K. A copy of the Press Release is filed as Exhibit 99.1 to this Form 8-K.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 3, 1997                      BRILLIANT DIGITAL ENTERTAINMENT, INC.


                                      By:  /s/ MICHAEL OZEN
                                          ----------------------------------
                                            Michael Ozen
                                            Chief Financial Officer




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                                 EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
--------                                                            -----------

99.1          Press Release of Registrant, dated October 24, 1997         5





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